Exhibit 10.15(b)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO AMENDED AND RESTATED
AGREEMENT FOR THE PURCHASING AND SERVICING OF RECEIVABLES

FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT FOR THE PURCHASING AND SERVICING OF RECEIVABLES, dated as of February 19, 2021 (this “Amendment”), among

(i)
WESTROCK COMPANY OF TEXAS, a Georgia corporation, WESTROCK CONVERTING, LLC, a Georgia limited liability company, WESTROCK MILL COMPANY, LLC, a Georgia limited liability company, WESTROCK CALIFORNIA, LLC, a California limited liability company, WESTROCK MINNESOTA CORPORATION, a Delaware corporation, WESTROCK - SOUTHERN CONTAINER, LLC, a Delaware limited liability company, WESTROCK CP, LLC, a Delaware limited liability company, WESTROCK - SOLVAY, LLC, a Delaware limited liability company, WESTROCK PACKAGING SYSTEMS, LLC, a Delaware limited liability company, WESTROCK PACKAGING, INC., a Delaware corporation, WESTROCK - GRAPHICS INC., a North Carolina corporation, WESTROCK CONSUMER PACKAGING GROUP, LLC, an Illinois limited liability company, WESTROCK BOX ON DEMAND, LLC, a Delaware limited liability company, WESTROCK MWV, LLC, a Delaware limited liability company, WESTROCK USC INC., a Pennsylvania corporation, WESTROCK PAPER AND PACKAGING, LLC, a Delaware limited liability company, WESTROCK KRAFT PAPER, LLC, a Delaware limited liability company, WESTROCK LONGVIEW, LLC, a Washington limited liability company, WESTROCK CHARLESTON KRAFT, LLC, a Delaware limited liability company, and WESTROCK CONTAINER, LLC, a Georgia limited liability company, as sellers (each of which is referred to herein as a “Seller,” or together the “Sellers”),
(ii)
WESTROCK CONVERTING, LLC, a Georgia limited liability company, as agent for the Sellers (in such capacity “Sellers Agent”) and as servicer (“Servicer”),
(iii)
COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, a Dutch cooperative acting through its New York Branch (“Rabobank”), as purchaser (“Purchaser”), and
(iv)
WESTROCK RKT, LLC , a Georgia limited liability company, and WESTROCK COMPANY, a Delaware corporation, as guarantors (each, a “Guarantor” and together, the “Guarantors”).

RECITALS

WHEREAS, the parties refer to that certain Amended and Restated Agreement for the Purchasing and Servicing of Receivables dated as of September 17, 2020 (the “Existing Receivables Purchase Agreement” and, as further amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Purchaser, the Sellers, Sellers Agent and Servicer and the Guarantors. Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement, and, in addition, this Amendment is to be interpreted and construed in accordance with the provisions set forth in Clause 1.3 of the Receivables Purchase Agreement; and

WHEREAS, the Sellers and Sellers Agent and Servicer have requested that the Purchaser agree to amend the Existing Receivables Purchase Agreement in certain respects on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

SECTION 1.
Amendments to Existing Receivables Purchase Agreement. Effective as of the Effective Date (as defined below), the Existing Receivables Purchase Agreement is hereby amended as follows:
(a)
Part 1 of Schedule 3 of the Existing Receivables Purchase Agreement is hereby amended by deleting the reference to “[***]” in the definition of “[***]” and substituting, in lieu thereof, “[***].”
SECTION 2.
Effectiveness. The amendments set forth in Section 1 above shall become effective as of the date (the “Effective Date”) when the Purchaser shall have received counterpart signature pages executed by each of the parties to this Amendment.
SECTION 3.
Representations and Warranties. Each of the Sellers, the Sellers Agent and the Servicer hereby represents and warrants to the Purchaser and that, on and as of the date hereof:
(a)
this Amendment has been duly executed and delivered by it, and this Amendment and the Existing Receivables Purchase Agreement as amended hereby constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
(b)
its representations and warranties contained in the Receivables Purchase Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representations or warranties expressly relate only to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 4.
Miscellaneous.
(a)
This Amendment may be amended, modified, terminated or waived only as provided in Clause 17.4 of the Receivables Purchase Agreement.
(b)
Except as expressly modified as contemplated hereby, the Receivables Purchase Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Receivables Purchase Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.
(c)
This Amendment shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns under the Receivables Purchase Agreement.
(d)
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
(e)
Each party intends not to violate any public policy, statutory or common law, rule, regulation, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. If any provision of this Amendment becomes illegal, invalid or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired, and shall remain in full force and effect, and the parties shall replace such illegal, invalid or unenforceable term or provision with a new term or provision permitted by law and having an economic effect as close as possible to the invalid, illegal or unenforceable term or provision. The holding of a term or provision to be invalid, illegal or unenforceable in a jurisdiction shall not have any effect on the application of the term or provision in any other jurisdiction.
(f)
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(g)
Each party hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Amendment and for any counterclaim therein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto, by their duly authorized signatories, have executed and delivered this Amendment as of the date first above written.

For and on behalf of COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, Purchaser

By:	/s/ Jinyang Wang
Name:	Jinyang Wang
Title:	Vice President

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Managing Director

[Signature Page to First Amendment to Amended and Restated Receivables Purchase Agreement]

For and on behalf of WESTROCK CP, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK – SOLVAY, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK CONVERTING, LLC, Seller, Sellers Agent and Servicer

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK COMPANY OF TEXAS, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

[Signature Page to First Amendment to Amended and Restated Receivables Purchase Agreement]

For and on behalf of WESTROCK MILL COMPANY, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK CALIFORNIA, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK MINNESOTA CORPORATION, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK – SOUTHERN CONTAINER, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

[Signature Page to First Amendment to Amended and Restated Receivables Purchase Agreement]

For and on behalf of WESTROCK PACKAGING SYSTEMS, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK PACKAGING, INC., Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK - GRAPHICS INC., Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK CONSUMER PACKAGING GROUP, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

[Signature Page to First Amendment to Amended and Restated Receivables Purchase Agreement]

For and on behalf of WESTROCK BOX ON DEMAND, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK MWV, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK USC INC., Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK PAPER AND PACKAGING, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

[Signature Page to First Amendment to Amended and Restated Receivables Purchase Agreement]

For and on behalf of WESTROCK KRAFT PAPER, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK LONGVIEW, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK CHARLESTON KRAFT, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK CONTAINER, LLC, Seller

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

For and on behalf of WESTROCK COMPANY, Guarantor

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

[Signature Page to First Amendment to Amended and Restated Receivables Purchase Agreement]

For and on behalf of WESTROCK RKT, LLC, Guarantor

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	EVP, General Counsel and Secretary

[Signature Page to First Amendment to Amended and Restated Receivables Purchase Agreement]